Supplement to the
Fidelity® Select Portfolios®
Financials Sector
April 29, 2025
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Ruth Nagle (Co-Portfolio Manager) has managed the fund since 2022.
It is expected that on or about January 31, 2026, Ms. Nagle will transition off the fund and Mr. Powers will assume sole portfolio manager responsibilities.
Coby Powers (Co-Portfolio Manager) has managed the fund since 2025.
SAV-SUSTK-1225-105 1.9886533.105	December 16, 2025